UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2025

Graphjet Technology

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41070	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Lot 3895, Lorong 6D, Kampung Baru Subang

Seksyen U6, 40150 Shah Alam

Selangor, Malaysia

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +60 016 310 0895

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	GTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 7, 2025, Graphjet Technology (the “Company”) held an extraordinary general meeting (the “EGM”) of the shareholders (the “Shareholders”) of the Company conducted via live webcast at https://www.cstproxy.com/graphjettech/2025 and telephone access. At the EGM, the Shareholders present and entitled to vote at the EGM cast their votes and approved the proposals set forth in the definitive proxy statement (the “Proxy Statement”) filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on July 11, 2025, including effecting the consolidation of every issued and unissued ordinary share, par value $0.0001 per share, of the Company, at a ratio within a range of not less than 1-for-50 and not greater than 1-for-150 (the “Share Consolidation”), with the exact ratio to be determined by further action at the discretion of the Company’s board of directors (the “Board”).

An aggregate of 148,037,022 ordinary shares of the Company, that were entitled to vote as of the record date of July 3, 2025, were represented in person or by proxy at the EGM. Accordingly, a quorum was present, and the EGM was lawfully convened for conducting the business to be presented at the Meeting.

The Shareholders voted on the following proposals at the EGM, each of which was approved:

(1)	The Share Capital Reorganization Proposal – to approve, as an ordinary resolution, the re-designation and re-classification of the Company’s authorized share capital from US$50,000 divided into 479,000,000 Class A ordinary shares of US$0.0001 per share (“Class A Ordinary Shares”), 20,000,000 Class B ordinary shares of US$0.0001 per share (“Class B Ordinary Shares”) and 1,000,000 preference shares of US$0.0001 per share (“Preference Shares”) to US$50,000 of 500,000,000 Class A ordinary shares of US$0.0001 per share with each Class A Ordinary Share, Class B Ordinary Share and Preference Share whether in issue or not, re-designated and re-classified into the equivalent number of Class A ordinary shares of US$0.0001 (the “Share Capital Reorganization”) each having the rights and privileges attaching to such Class A Ordinary Shares as set out in, and being subject to the limitations more particularly set forth in, the Company’s A&R M&A (as defined below)

Votes For	Votes Against	Abstentions	Broker Non-Votes
89,049,941	2,195,606	190,616	N/A

(2)	The Share Consolidation Proposal – subject to and immediately following the Share Capital Reorganization being effected, to approve, as an ordinary resolution, in accordance with article 9 of the Company’s current amended and restated memorandum and articles of association (the “Articles”), the consolidation of every issued and unissued Class A ordinary share, par value $0.0001 per share, of the Company (the “New Class A Ordinary Shares”), at a ratio within a range of not less than 1-for-50 and not greater than 1-for-150 (the “Share Consolidation”), with the exact ratio to be determined by further action at the discretion of the Board, to be effective on a date on or prior to August 13, 2025 as may be determined by the Board and announced by the Company (the “Effective Date”), so that a shareholder holding every 50 to 150 New Class A Ordinary Shares (the “Pre-Consolidation Class A Ordinary Shares”) will hold 1 New Class A Ordinary Share of par value ranging from US$0.005 to US$0.015 each (the “Post-Consolidation Class A Ordinary Shares”), with such Post-Consolidation Class A Ordinary Shares having the same rights and being subject to the same restrictions as the Pre-Consolidation Class A Ordinary Shares as set out in the A&R M&A in effect at the time of Effective Date, and any fractional shares created as a result of the Share Consolidation would be rounded up to the nearest whole share.

In respect of any and all fractional entitlements to the issued consolidated shares of the Company resulting from the Share Consolidation, the Board be authorized to settle as it considers expedient any difficulty which arises in relation to the Share Consolidation, including but without prejudice to the generality of the foregoing: rounding up fractions of shares issued to or registered in the name of such Shareholders of the Company following or as a result of the Share Consolidation to the nearest whole share, and/or capitalizing all or any part of any amount for the time being standing to the credit of any reserve or fund of the Company (including its share premium account and profit and loss account) whether or not the same is available for distribution and applying such sum in paying up unissued shares to be issued to the Shareholders of the Company to round up any fractions of shares issued to or registered in the name of such Shareholders of the Company following or as a result of the Share Consolidation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,884,517	2,452,153	7,099,493	N/A

(3)	The Charter Amendment Proposal – immediately following the Share Capital Reorganization being effected, to approve, as a special resolution, the proposal to adopt amended and restated memorandum and articles of association in the form annexed to this proxy statement (the “A&R M&A”) in substitution for, and to the exclusion of, the Company’s Articles, to reflect the Share Capital Reorganization, the Share Consolidation and the terms of the New Class A Ordinary Shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,036,179	8,157,804	242,180	N/A

(4)	The Adjournment Proposal – to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”, and together with the Share Consolidation Proposal, the Share Capital Amendment Proposal and the Charter Amendment Proposal, the “Proposals”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,399,923	7,770,399	265,841	N/A

On that same date, the Board approved the implementation of the Share Consolidation at a ratio of 1-for-60.

The Company intends to file the A&R M&A in the Cayman Islands as soon as the effective date of the Share Consolidation is determined by the Board. The Company will disclose the effective date and the filing of the A&R M&A in a subsequent filing.

Item 7.01. Regulation FD Disclosure.

On August 7, 2025, the Company issued a press release regarding the matters discussed in Item 5.07, a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) changes in the markets in which the Company competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ii) the risk that the Company will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) The Company is beginning the commercialization of its technology and it may not have an accurate estimate of future capital expenditures and future revenue; (iv) statements regarding the Company’s industry and market size; (v) financial condition and performance of the Company, including the anticipated benefits, the implied enterprise value, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of the Company; (vi) The Company’s ability to develop and manufacture its graphene and graphite products; (vii) The Company’s ability to return to and maintain compliance with Nasdaq continued listing standards; and (viii) those factors discussed in our filings with the SEC. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the documents to be filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward- looking statements, and while the Company may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, unless required by applicable law. The Company does not give any assurance that it will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release, dated August 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish a copy any of the omitted exhibits or schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHJET TECHNOLOGY

Date: August 7, 2025	By:	/s/ Chris Lai
	Name:	Chris Lai
	Title:	Chief Executive Officer

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